EXHIBIT 10.a











                     CROWN CENTRAL PETROLEUM
                         RETIREMENT PLAN











                         Effective as of
                           July 1, 1993

                        TABLE OF CONTENTS
                        -----------------

                                                             PAGE
                                                             ----


SECTION I

                           DEFINITIONS
                           -----------

     1.1  Accrued Benefit . . . . . . . . . . . . . . . . . .   1
     1.2  Actuarial Equivalent  . . . . . . . . . . . . . . .   1
     1.3  Beneficiary . . . . . . . . . . . . . . . . . . . .   1
     1.4  Benefit Accrual Date  . . . . . . . . . . . . . . .   2
     1.5  Benefit Service . . . . . . . . . . . . . . . . . .   2
     1.6  Code  . . . . . . . . . . . . . . . . . . . . . . .   2
     1.7  Company . . . . . . . . . . . . . . . . . . . . . .   2
     1.8  Compensation  . . . . . . . . . . . . . . . . . . .   2
     1.9  Early Retirement Date . . . . . . . . . . . . . . .   3
     1.10 Early Retirement Pension  . . . . . . . . . . . . .   3
     1.11 Effective Date  . . . . . . . . . . . . . . . . . .   3
     1.12 Eligibility Computation Period  . . . . . . . . . .   3
     1.13 Employee  . . . . . . . . . . . . . . . . . . . . .   3
     1.14 Employer  . . . . . . . . . . . . . . . . . . . . .   3
     1.15 ERISA . . . . . . . . . . . . . . . . . . . . . . .   3
     1.16 Hour of Service . . . . . . . . . . . . . . . . . .   3
     1.17 Merger Date . . . . . . . . . . . . . . . . . . . .   4
     1.18 Normal Retirement Date  . . . . . . . . . . . . . .   4
     1.19 Normal Retirement Pension . . . . . . . . . . . . .   5
     1.20 One-Year Break in Service . . . . . . . . . . . . .   5
     1.21 Participant . . . . . . . . . . . . . . . . . . . .   5
     1.22 Pension . . . . . . . . . . . . . . . . . . . . . .   5
     1.23 Plan  . . . . . . . . . . . . . . . . . . . . . . .   5
     1.24 Plan Administrator or Administrator . . . . . . . .   5
     1.25 Plan Year . . . . . . . . . . . . . . . . . . . . .   5
     1.26 Prior Plan  . . . . . . . . . . . . . . . . . . . .   5
     1.27 Qualified Joint and Survivor Annuity  . . . . . . .   5
     1.28 Qualified Pre-Retirement Survivor Annuity . . . . .   5
     1.29 Related Company . . . . . . . . . . . . . . . . . .   5
     1.30 Section 415 Compensation  . . . . . . . . . . . . .   5
     1.31 Spouse  . . . . . . . . . . . . . . . . . . . . . .   6
     1.32 Trust, Trust Fund, or Fund  . . . . . . . . . . . .   6
     1.33 Trust Agreement . . . . . . . . . . . . . . . . . .   6
     1.34 Trustee . . . . . . . . . . . . . . . . . . . . . .   6
     1.35 Vested Pension  . . . . . . . . . . . . . . . . . .   6
     1.36 Vesting Service . . . . . . . . . . . . . . . . . .   6

SECTION II

                          PARTICIPATION
                          -------------

     2.1  Eligibility Requirements  . . . . . . . . . . . . .   7
     2.2  Reemployment  . . . . . . . . . . . . . . . . . . .   7
     2.3  Loss of Eligibility with Continued Employment . . .   8

SECTION III

                          CONTRIBUTIONS
                          -------------

     3.1  Contributions by the Employer . . . . . . . . . . .   9
     3.2  Time of Payment of Contributions  . . . . . . . . .   9
     3.3  No Right or Duty of Inquiry . . . . . . . . . . . .   9
     3.4  Non-Reversion . . . . . . . . . . . . . . . . . . .   9
     3.5  Participant Contributions . . . . . . . . . . . .    10

SECTION IV

                             VESTING
                             -------

     4.1  Vesting . . . . . . . . . . . . . . . . . . . . .    12
     4.2  Service Rules . . . . . . . . . . . . . . . . . .    12

                                i







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SECTION V

         ENTITLEMENT TO AND AMOUNT OF RETIREMENT BENEFITS
         ------------------------------------------------

     5.1  Normal Retirement . . . . . . . . . . . . . . . .    13
     5.2  Early Retirement  . . . . . . . . . . . . . . . .    14
     5.3  Vested Pension  . . . . . . . . . . . . . . . . .    14
     5.4  Minimum Pension . . . . . . . . . . . . . . . . .    14
     5.5  Qualified Pre-Retirement Survivor Annuity . . . .    15
     5.6  Commencement of Benefits  . . . . . . . . . . . .    16
     5.7  No Duplication of Benefits  . . . . . . . . . . .    17
     5.8  Benefit Limitations - Single Plan . . . . . . . .    17
     5.9  Benefit Limitations - Multiple Plans  . . . . . .    19
     5.10 Suspension of Benefits  . . . . . . . . . . . . .    20

SECTION VI

                   FORMS OF RETIREMENT BENEFITS
                   ----------------------------

     6.1  Forms of Retirement Benefits  . . . . . . . . . .    23
     6.2 Elections: Qualified Joint and Survivor Annuity, Qualified Pre-Retirement Survivor Annuity, and Five-Year Certain and
          Life Annuity  . . . . . . . . . . . . . . . . . .    25
     6.3  Location of Missing Participants  . . . . . . . .    27
     6.4  Benefits to Minors and Incompetents . . . . . . .    27
     6.5  Eligible Rollover Distributions . . . . . . . . .    28

SECTION VII

                          ADMINISTRATION
                          --------------

     7.1  Plan Administrator  . . . . . . . . . . . . . . .    29
     7.2  Responsibilities  . . . . . . . . . . . . . . . .    29
     7.3  Delegation of Duties  . . . . . . . . . . . . . .    30
     7.4  Expenses  . . . . . . . . . . . . . . . . . . . .    30
     7.5  Compensation  . . . . . . . . . . . . . . . . . .    31
     7.6  Benefit Claims Procedure  . . . . . . . . . . . .    31
     7.7  Domestic Relations Orders . . . . . . . . . . . .    32

SECTION VIII

                 DUTIES AND POWERS OF THE TRUSTEE
                 --------------------------------

     8.1  General . . . . . . . . . . . . . . . . . . . . .    34
     8.2  Trust Agreement . . . . . . . . . . . . . . . . .    34
     8.3  Limitation of Liability . . . . . . . . . . . . .    34
     8.4  Power of Trustee to Carry Out the Plan  . . . . .    34

SECTION IX

           SPECIAL PROVISION TO PREVENT DISCRIMINATION
           -------------------------------------------

     9.1  General . . . . . . . . . . . . . . . . . . . . .    35
     9.2  Restrictions  . . . . . . . . . . . . . . . . . .    35
     9.3  Restrictions on Benefits to Highly Compensated
          Employees . . . . . . . . . . . . . . . . . . . .    36
     9.4  Restrictions for a Substantial Owner  . . . . . .    37
     9.5  Exceptions  . . . . . . . . . . . . . . . . . . .    37
     9.6  Automatic Repeal  . . . . . . . . . . . . . . . .    38

SECTION X

                    AMENDMENT AND TERMINATION
                    -------------------------

     10.1  Amendment  . . . . . . . . . . . . . . . . . . .    39
     10.2  Right to Terminate . . . . . . . . . . . . . . .    39
     10.3  Merger . . . . . . . . . . . . . . . . . . . . .    39
     10.4  Liquidation of Trust Fund  . . . . . . . . . . .    39
     10.5  Allocation of Trust Assets Upon Plan Termination    39

                                ii







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     10.6  Manner of Distribution . . . . . . . . . . . . .    40
     10.7  Residual Amounts . . . . . . . . . . . . . . . .    40

SECTION XI

            ADOPTION OF THE PLAN BY RELATED COMPANIES
            -----------------------------------------

     11.1  Adoption of the Plan . . . . . . . . . . . . . .    41
     11.2  Withdrawal . . . . . . . . . . . . . . . . . . .    41
     11.3  Sale of Employer or Business Unit  . . . . . . .    41

SECTION XII

                            TOP HEAVY
                            ---------

     12.1  Top Heavy  . . . . . . . . . . . . . . . . . . .    42
     12.2  Minimum Accrued Benefit  . . . . . . . . . . . .    43
     12.3  Vesting of Accrued Benefits  . . . . . . . . . .    43
     12.4  Benefit and Contribution Limitations . . . . . .    43

SECTION XIII

            PROVISIONS RELATING TO FORMER PARTICIPANTS
            ------------------------------------------
               OF THE TEXAS EASTERN RETIREMENT PLAN
               ------------------------------------

     13.1  Accrued Benefit  . . . . . . . . . . . . . . . .    45
     13.2  Benefit Service  . . . . . . . . . . . . . . . .    45
     13.3  Vesting Service  . . . . . . . . . . . . . . . .    45
     13.4  Early Retirement . . . . . . . . . . . . . . . .    45
     13.5  Normal Retirement  . . . . . . . . . . . . . . .    46
     13.6  Vested Retirement  . . . . . . . . . . . . . . .    46
     13.7  Preservation of Benefits . . . . . . . . . . . .    47

SECTION XIV

                          MISCELLANEOUS
                          -------------

     14.1  Indemnification  . . . . . . . . . . . . . . . .    48
     14.2  Exclusive Benefit Rule . . . . . . . . . . . . .    48
     14.3  No Right to the Fund . . . . . . . . . . . . . .    48
     14.4  Rights of the Employer . . . . . . . . . . . . .    48
     14.5  Non-Alienation of Benefits . . . . . . . . . . .    48
     14.6  Construction and Severability  . . . . . . . . .    48
     14.7  Delegation of Authority  . . . . . . . . . . . .    49
     14.8  Request for Tax Ruling . . . . . . . . . . . . .    49

                     CROWN CENTRAL PETROLEUM
                         RETIREMENT PLAN


                            BACKGROUND
                            ----------


     Crown Central Petroleum Corporation (the "Company")

maintains the Crown Central Petroleum Corporation Pension Plan

Trust Agreement (the "Pension Trust"), effective as of January 1,

1950 and as subsequently amended, and the Crown Central Petroleum

Corporation Retirement Income Plan (the "Retirement Income

Plan"), effective as of May 26, 1982 and as subsequently amended,

(the "Prior Plans") for the benefit of its eligible employees.

     The Plans provide retirement benefits for eligible employees of Crown and its related companies.  The Company is the Plans'

administrator with the power to amend the Plans.  Signet Bank of

Maryland serves as the Plans' trustee.  The Company believes it to be in the best interest of participants to merge the

Retirement Income Plan into the Pension Trust and to rename the merged plan as the Crown Central Petroleum Retirement Plan,

effective as of July 1, 1993.  In order to accomplish this

purpose, the assets and liabilities of the Retirement Income Plan have been transferred to the renamed Crown Central Petroleum

Retirement Plan (the "Plan") on July 1, 1993.  The Plan accepts the assets and liabilities of the Retirement Income Plan.

     The Plan is intended to meet the requirements of Section

401(a) of the Internal Revenue Code.































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                            SECTION I
                            ---------

                           DEFINITIONS
                           -----------

     Where indicated by initial capital letters, the following terms shall have the following meanings:

     1.1  Accrued Benefit:
          ---------------

          (a) An annual benefit equal to the amount determined under Section 5.1, based on a Participant's Benefit Service as of the date of computation and the benefit formula in effect on such date. If a Participant terminates employment before his Normal Retirement Date, his Accrued Benefit shall be equal to his Normal Retirement Pension computed as of his date of termination of employment using the actuarial factors in effect at his date of termination of employment, and the Accrued Benefit shall not be affected by any later change in the actuarial factors.

          (b) Notwithstanding the foregoing, each Prior Plan Participant's Accrued Benefit under this Plan immediately after the Merger Date shall be equal to his accrued benefit under the applicable Prior Plan immediately before the Merger Date. For any Prior Plan Participant who was a Participant in both Prior Plans, the Participant's Accrued Benefit under this Plan immediately after the Merger Date shall be equal to the sum of his accrued benefit under both Prior Plans. The actuarial factors in the Prior Plans shall be used for purposes of determining the accrued benefit under the Prior Plans.

          (c) Each Prior Plan Participant's Accrued Benefit shall be the greater of (i) his Accrued Benefit determined under
Section 1.1(a) at the time of the determination or (ii) his Accrued Benefit determined under Section 1.1(b) immediately after the Merger Date and shall include the value of the death benefits payable under Article IX of the Crown Central Petroleum Pension Plan Trust Agreement.

     1.2  Actuarial Equivalent:  An equivalent value determined
          --------------------
on the basis of the 1984 Unisex Pension Mortality Table at 6% interest.

     1.3  Beneficiary:  The person or entity who is to receive
          -----------
any benefits payable from the Plan on account of a Participant's death. If the Participant is not married, the Beneficiary is the person designated by the Participant to receive such benefits.
If the Participant is married, the Beneficiary is automatically the Participant's Spouse and no written designation is required. If the Participant is married, and the Participant wishes to designate a Beneficiary other than his Spouse, the Spouse must consent to the designation of another person who will become the designated Beneficiary to receive benefits under the Plan. If at the time of his death, the Participant has no Spouse or designated Beneficiary, the Beneficiary is the personal representative of the Participant's estate. A Participant may designate a person or entity to be his Beneficiary by filing a properly completed and executed form provided by the Plan Administrator. If a married Participant wishes to designate a Beneficiary other than his Spouse, the Beneficiary designation and spousal consent must be witnessed by a Plan representative or a notary public and the Spouse must (a) consent to the designation in writing and (b) acknowledge the effect of such designation. A Participant's Beneficiary is bound by the terms of the Plan.

     1.4  Benefit Accrual Date:  The first day of the month
          --------------------
coincident with or next following the first date on which a Participant is credited with Benefit Service under the Plan or a Prior Plan.

     1.5  Benefit Service:  A Participant shall be credited with
          ---------------
Benefit Service for each Hour of Service credited to the

Participant while an Employee. All Benefit Service will be calculated beginning with the date on which the Employee first completes an Hour of Service for the Employer. A Prior Plan Participant shall be credited with all Benefit Service as of the Merger Date was credited to the Participant under the Prior Plan in which the Participant had the most Benefit Service.

     1.6  Code:  The Internal Revenue Code of 1986, as amended,
          ----
or any subsequently enacted Federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

     1.7  Company:  Crown Central Petroleum Corporation and any
          -------
successor by merger, purchase, consolidation or otherwise.

     1.8  Compensation:
          ------------

          (a) The total compensation paid to an Employee by the Employer during the Plan Year as reported on Internal Revenue Service Form W-2 plus any amount contributed pursuant to a salary reduction agreement and which is not includible in gross income under Code Sections 125 or 402(a)(8), reduced by the following items:

               (1)  moving expenses paid to the Employee,

               (2)  union signing bonuses or similar payments

               (3)  car allowances,

               (4) imputed income from life insurance or other welfare benefit plans,

               (5)  educational assistance payments by the
                    Employer, and

               (6)  dues paid to country clubs and similar
                    organizations.

          (b) The amount of a Participant's annual Compensation that may be taken into account under the Plan shall not exceed $200,000, or an adjusted amount determined pursuant to Code sections 401(a)(17) and 415(d). For purposes of applying the $200,000 limit on Compensation of a Participant who is a "highly compensated employee" (within the meaning of Code section 414(q)), the Participant's "family unit" will be treated as a single Employee with one Compensation, and the $200,000 limit will be allocated among the members of the family unit in proportion to each member's Compensation to the extent required by Code section 401(a)(17). For this purpose, a family unit is the highly compensated employee's Spouse and lineal descendants who have not attained age 19 before the end of the Plan Year.

     1.9  Early Retirement Date:  The first day of the calendar
          ---------------------
month coincident with or next following the date on which a Participant has both completed 15 years of Vesting Service and attained age 55.

     1.10 Early Retirement Pension:  A series of monthly amounts
          ------------------------
that are payable to a Participant who meets the requirements of
Section 5.2.

     1.11 Effective Date:  The effective date is July 1, 1993 for
          --------------
the Plan.

     1.12 Eligibility Computation Period:  The Initial
          ------------------------------
Eligibility Computation Period is the 12 consecutive month period beginning with the date on which an Employee first completes an Hour of Service. All subsequent Eligibility Computation Periods are the Plan Year beginning with the Plan Year which includes the first anniversary of the date on which the Employee first completes an Hour of Service.

     1.13 Employee:  Any person employed by the Employer.  The
          --------
term "Employee" shall not include leased employees.

     1.14 Employer:  The Company and any Related Company that
          --------
adopts the Plan as provided in Section XI.

     1.15 ERISA:  The Employee Retirement Income Security Act of
          -----
1974, as amended from time to time and as construed, interpreted and modified by regulations or rulings.

     1.16 Hour of Service:  An Employee shall be credited with
          ---------------
one Hour of Service for:

          (a) Each hour for which he is directly or indirectly paid, or entitled to payment, by the Employer or by a Related Company for the performance of duties during a computation period. These hours shall be credited to the Employee for the computation period in which such duties are performed. Each overtime hour shall be credited as a single hour regardless of any increase in the rate of pay for such hour.

          (b) Each hour (up to a maximum of 501 hours during a single continuous period) for which the Employee is paid, or entitled to payment, by the Employer or a Related Company for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity, layoff, jury duty or leave of absence (including disability). These hours shall be credited to the Employee for the computation period in which the duties would have been performed. Hours under this subparagraph shall be calculated and credited pursuant to Section 2530.200b-2(b) of the Department of Labor Regulations, which are incorporated in the Plan by this reference. In addition, to the extent required by Federal law, if an Employee leaves the employ of the Employer or a Related Company to enter the military service of the United States and upon his discharge from service, is reemployed by the Employer or a Related Company at a time when his reemployment rights are protected by Federal law, the Employee shall be considered to have been employed by the Employer or a Related Company during his period of military service and shall be credited with Hours of Service to the extent required by law.

          (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or a Related Company. The same Hours of Service shall not be credited both under subparagraphs (a), (b) or (d), as the case may be, and under this subparagraph (c). These hours shall be credited to the Employee for the computation period to which the award or agreement pertains, rather than to the computation period in which the award, agreement or payment was made.

          (d) For purposes of determining whether an Employee has incurred a One-Year Break in Service, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of (i) the pregnancy of the Employee,
(ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the Employee's caring for a child immediately following the birth or placement of that child.
These hours shall be credited to the Employee for the computation period in which the absence begins only if the Employee would otherwise incur a One-Year Break in Service in that computation period. In all other cases, these hours shall be credited to the next following computation period.

          (e) If the Employer leases employees, Hours of Service with the Employer and Related Companies shall be credited for any leased employee who is to be considered an Employee for purposes of the Plan under Code sections 414(n) and 414(o). In any case for which employment records do not accurately reflect hours worked, Hours of Service shall be credited at the rate of 45 hours per calendar week.

     1.17 Merger Date:  July 1, 1993.
          -----------

     1.18 Normal Retirement Date:  The first day of the calendar
          ----------------------
month coincident with or next following the later of (a) a Participant's 65th birthday, or (b) the fifth anniversary of the date on which an Employee first completes an Hour of Service.

     1.19 Normal Retirement Pension:  A series of monthly amounts
          -------------------------
that are payable to a Participant who meets the requirements of
Section 5.1.

     1.20 One-Year Break in Service:  A Plan Year during which an
          -------------------------
Employee does not perform more than 500 Hours of Service.

     1.21 Participant:  An Employee who meets the requirements of
          -----------
Section II.

     1.22 Pension:  A series of monthly amounts that are payable
          -------
to a Participant or a Spouse who is entitled to receive benefits hereunder.

     1.23 Plan:  The "Crown Central Petroleum Retirement Plan",
          ----
as set forth herein, and as amended from time to time.

     1.24 Plan Administrator or Administrator:  Crown Central
          -----------------------------------
Petroleum Corporation, and any successor by merger, purchase or otherwise.

     1.25 Plan Year:  The 12 consecutive month period beginning
          ---------
on January 1 and ending on December 31 of each year.

     1.26 Prior Plan:  Either the Crown Central Petroleum Pension
          ----------
Plan Trust Agreement or the Crown Central Petroleum Corporation
Retirement Income Plan, as in effect immediately before July 1, 1993.

     1.27 Qualified Joint and Survivor Annuity:  An immediate
          ------------------------------------
annuity payable to a Participant and his surviving Spouse, as described in Section 6.1(a).

     1.28 Qualified Pre-Retirement Survivor Annuity:  An annuity
          -----------------------------------------
payable to a deceased Participant's surviving Spouse for life, as described in Section 5.5.

     1.29 Related Company:  Any corporation or business
          ---------------
organization that is under common control with the Company (as determined under Code section 414(b) or (c)), that is a member of an affiliated service group with the Company (as determined under Code section 414(m)) or that is an entity required to be aggregated with the Company pursuant to Code section 414(o) and the regulations thereunder. For the purpose of applying the limitations set forth in Sections 5.8 and 5.9, Code sections 414(b), 414(c) and 414(m) shall be applied as modified by Code section 415(h).

     1.30 Section 415 Compensation:  An Employee's total annual
          ------------------------
compensation received from the Employer and Related Companies during a Plan Year, as defined in the Treasury Regulations issued under Code section 415. Under this definition, "Section 415 Compensation" includes an Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the

Employer and Related Companies (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). "Section 415 Compensation" does not include:

          (a)  Contributions made by the Employer or a Related
Company to a plan of deferred compensation to the extent that the contributions are not includible in the Employee's gross income for the taxable year in which they are contributed.

          (b) Amounts received from the exercise of a non-qualified stock option or from restricted property.

          (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.

          (d) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

     1.31 Spouse:  The person to whom a Participant is legally
          ------
married for state law purposes. The person who is the Spouse at the earlier of (a) the date of the Participant's death or (b) the Participant's annuity starting date shall be deemed to be the Participant's Spouse under the Plan regardless of future events. A former spouse of a Participant shall be treated as a Spouse to the extent provided in a Qualified Domestic Relations Order, as defined in Section 7.7.

     1.32 Trust, Trust Fund, or Fund:  The trust implementing the
          -----  ----------     ----
Plan and the Plan assets held in the trust.

     1.33 Trust Agreement:  The Trust Agreement, as in effect
          ---------------
from time to time, between Crown Central Petroleum Corporation and Signet Trust Company, as trustee, or any subsequent trust agreement entered into to facilitate administration of the Trust Fund.

     1.34 Trustee:  Signet Trust Company and any successor
          -------
trustee appointed by the Plan Administrator and accepting the trust.

     1.35 Vested Pension:  A series of monthly amounts that are
          --------------
payable to a Participant who meets the requirements of Section
5.4.

     1.36 Vesting Service:  A Participant shall be credited with
          ---------------
one year of Vesting Service for each Plan Year in which the Participant completes 1,000 Hours of Service. All Vesting Service shall be calculated beginning with the date on which the Employee first completes an Hour of Service for the Employer.

                            SECTION II
                            ----------

                          PARTICIPATION
                          -------------

     2.1  Eligibility Requirements:
          ------------------------

          (a)  All Employees who were participants in the Prior
Plans immediately before the Merger Date shall become
Participants in the Plan as of the Merger Date.

          (b) Subject to Section 2.4, each Employee who is not a Participant pursuant to subsection (a) and who has attained age
21 will become a Participant on the earlier of the following dates:

               (i) the first day of the calendar month coincident with or next following the end of his Initial Eligibility
Computation Period if he completes 1,000 or more Hours of Service during that Eligibility Computation Period, or

                  (ii) the first day of the Plan Year next following the end of the next subsequent Eligibility Computation
Period during which he completes 1,000 or more Hours of Service.

          (c) An Employee who has completed 1,000 or more Hours of Service in an Eligiblity Computation Period prior to age 21 shall become a Participant on the first day of the calendar month coincident with or next following the attainment of age 21.

          (d) An Employee who becomes a Participant shall remain a Participant until he retires, dies, or otherwise terminates employment and all benefits to which he is entitled under the Plan have been distributed to him.

     2.2  Reemployment:
          ------------

          (a) If a Participant terminates employment, is reemployed by the Employer, and meets the eligibility requirements of Section 2.1(b), he will requalify as an active
Participant as of the first day of the calendar month coincident with or next following the date he again becomes an Employee.

          (b) A reemployed Participant who terminated employment before he had a vested interest in his Accrued Benefit shall have his prior Benefit Service disregarded if the Participant had a series of consecutive One-Year Breaks in Service that equals or exceeds the greater of (i) five or (ii) the number of his years of Vesting Service before his termination of employment. In all other cases, a reemployed Employee shall receive credit for Benefit Service for the period before his termination of employment unless all benefits to which he was entitled for the prior Benefit Service under the Plan have been distributed to him.

     2.3  Loss of Eligibility with Continued Employment:
          ---------------------------------------------

          (a) If the Plan Administrator determines that a Participant who is continuing in the employ of the Employer has ceased to be an eligible Employee, he shall be credited with no additional Benefit Service. If the Plan Administrator determines that the Participant again meets the requirements of Section 2.1, the Participant shall again be eligible to participate actively as of the first day of the calendar month coincident with or next following the date he again becomes an Eligible Employee, and his Benefit Service shall be the sum of his Benefit Service before his loss of eligibility and his Benefit Service after he again becomes an active Participant. For purposes of vesting only, the Participant's Vesting Service shall include his Vesting Service while not an eligible Employee, to the extent otherwise creditable under the Plan.

          (b) An Employee who transfers employment from a Related Company to the Employer shall be eligible to participate in the Plan in accordance with Section 2.1.

                           SECTION III
                           -----------

                          CONTRIBUTIONS
                          -------------

     3.1  Contributions by the Employer:  The Employer shall make
          -----------------------------
contributions in such amounts and at such times as it shall determine, upon the advice of the actuary for the Plan. The Employer's contribution shall be conditioned upon its deductibility under Code section 404 and shall not exceed the amount deductible under Code section 404. Contributions made by the Employer to the Trust Fund shall be used to pay benefits under the Plan or to pay expenses of the Plan and Trust Fund. Forfeitures arising under this Plan because of termination of employment before an Employee becomes eligible for a Pension, or for any other reason, shall be applied to reduce the cost of the Plan and not to increase the benefits otherwise payable to Participants.

     3.2  Time of Payment of Contributions:  The contributions
          --------------------------------
made by the Employer for any Plan Year may be made in one or more payments at any time, provided that the total amount of the contribution for any Plan Year shall be paid to the Trustee not later than the first to occur of (a) the date by which contributions are required to be made to meet the funding standards of Code section 412, or (b) the date on which the Employer's tax return is required to be filed, including any extensions for filing.

     3.3  No Right or Duty of Inquiry:  Neither the Trustee, the
          ---------------------------
Plan Administrative Committee, the Plan Administrator nor any Participant shall have any right or duty to inquire into the amount of the Employer's annual contribution or the method used in determining the amount of the Employer's contribution, and the Trustee shall be accountable only for funds actually received by it.

     3.4  Non-Reversion:  It shall be impossible, at any time
          -------------
before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries. However, the Employer's contributions under the Plan for any particular Plan Year shall be conditioned upon (i) the Plan initially being a qualified plan under Code section 401(a) for the Plan Year, and (ii) the contribution being deductible under Code section 404. If, after the Employer's contribution has been made, it is determined that a condition described in (i) or (ii) was not satisfied with respect to such contribution, or that all or a portion of such contribution was made under a mistake of fact, then the Trustee shall refund to the Employer within one year of the date the contribution is remitted to the Trustee, if such contribution is made by reason of a mistake of fact, or within one year of the denial of qualification or disallowance of the deduction, the amount of the contribution that was affected by the mistake of fact, or by a condition described in (i) or (ii) not being satisfied, subject to the following rules:

          (a) The Trustee shall be under no obligation to make such refund unless a written direction of the refund signed by an authorized representative of the Employer, is submitted to the Trustee.

          (b) Earnings attributable to the refundable amount shall not be refunded, but the refundable amount shall be reduced by a proportionate share of any losses of the Trust from the date of crediting by the Trustee to the date of segregation.

          (c) The Trustee shall be under no obligation to verify that the refund is allowable or timely and shall be entitled to rely on the Employer's written direction.

     3.5  Participant Contributions:  The Participants affected
          -------------------------
by the provisions of this Section 3.5 are those who made contributions to the Pension Trust.

          (a)  Participant contributions are the total
contributions made by a Participant to the Pension Trust before January 1, 1971. Effective January 1, 1971, the Pension Trust no longer accepted Participant contributions.

          (b) A Participant's "accumulated contributions" are a Participant's contributions plus interest as described below compounded annually from the end of the Plan Year in which the contributions were made to the determination date. For purposes of this Section, interest shall be credited at the following rates:

               (1) For the period before January 1, 1976, the interest rate is 2% per annum;

               (2)  For the period beginning on and after
          January 1, 1976 and ending on December 31, 1987, the interest rate is 5% per annum; and

               (3)  For the period beginning on and after
          January 1, 1988 and ending on the determination date, interest shall be computed at the rate of 120% of the Federal mid-term rate (as in effect under Code section
          1274 for the first month of a Plan Year).

          (c) A Participant's Accrued Benefit derived from his Participant contributions is the amount of his "accumulated contributions" expressed as an annual benefit beginning at the Participant's Normal Retirement Date, with interest that would be used under Section 6.1(d) as of the determination date. A Participant is fully vested in his Accrued Benefit derived from his Participant contributions.

          (d) A Participant may request a withdrawal of his Accrued Benefit derived from his Participant Contributions at any time. The Participant shall receive a lump sum payment equal to the Participant's accumulated contributions as soon as practicable after the withdrawal request is processed. The Participant's Accrued Benefit will be reduced by the Participant's Accrued Benefit derived from the Participant's contributions, if any. If the Participant's Accrued Benefit has ever exceeded $3,500, (i) the Participant's Spouse, if any, must consent to the distribution before it may be made and (ii) the distribution must be payable in the form of an immediate annuity pursuant to Section 6.1, unless the Participant elects otherwise with the consent of his Spouse. A Participant's withdrawal of accumulated contributions before Normal or Early Retirement shall result in a forfeiture of the Participant's Employer - derived Accrued Benefit that accrued before September 2, 1974 in the proportion that the amount withdrawn bears to the Participant's total accumulated contributions.

          (e) If a Participant dies at a time when (i) he is not receiving a Pension under the Plan, (ii) no survivor benefit is payable on account of his death pursuant to Section 5.5 or
Section 6.1, and (iii) the Participant has Participant accumulated contributions remaining in the Plan, then the Participant's accumulated contributions, less any withdrawals pursuant to (d) above, shall be paid to the Participant's Beneficiary in a lump sum payment. Except as may otherwise be provided in the Plan, no other benefits will be payable under the Plan with respect to such a Participant.

                            SECTION IV
                            ----------

                             VESTING
                             -------

     4.1  Vesting:
          -------

          (a)  A Participant will become vested in his Accrued
Benefit according to the following schedule:

     Years of Vesting Service                Vested Percentage
     ------------------------                -----------------

         Less than 5 years                            0%
         5 or more years                            100%


          (b) Notwithstanding the foregoing, a Participant's Accrued Benefit shall become fully vested on the later of his 65th birthday or the fifth anniversary of the date on which the Participant first completes an Hour of Service, if he is then an Employee.

     4.2  Service Rules:  If an Employee terminates employment
          -------------
before he has a vested interest in his Accrued Benefit and then is reemployed, his Vesting Service performed before his termination of employment shall be disregarded in applying the vesting schedule to his post-reemployment Accrued Benefit if the Employee has a series of consecutive One-Year Breaks in Service that equals or exceeds the greater of (i) five or (ii) the number of his years of Vesting Service before his termination of employment. In all other cases, if an Employee terminates employment and is reemployed, all of his Vesting Service shall be counted for purposes of applying the vesting schedule to his post-reemployment Accrued Benefit.

                            SECTION V
                            ---------

         ENTITLEMENT TO AND AMOUNT OF RETIREMENT BENEFITS
         ------------------------------------------------

     5.1  Normal Retirement:  Except as stated on a Separate
          -----------------
Schedule for a particular group of Participants, a Participant shall be eligible to receive a Normal Retirement Pension if his employment terminates on or after his Normal Retirement Date.

          (a)  The Normal Retirement Pension payable at a
Participant's Normal Retirement Date on or after the Merger Date will be an annual benefit, payable in monthly installments for the Participant's lifetime, equal to:

               (i) The Participant's Accrued Benefit as of June
          30, 1993; plus

                  (ii) For Benefit Service performed after June 30, 1993, 2.4% of the Participant's Compensation for Benefit Service for the first 20 years after his Benefit Accrual Date, plus, 3% of the Participant's Compensation for Benefit Service more than 20 years after his Benefit Accrual Date. For the Plan Year in which a Participant completes 20 years after his Benefit Accrual Date, a Participant's Compensation shall be pro-rated based on the number of months before and after the anniversary of the Benefit Accrual Date.

          The foregoing benefit formula shall only apply to Participants who accrue benefits under the Plan on or after July 1, 1993. The benefit formula set forth in the applicable Prior Plan shall apply to former Participants who ceased accruing benefits before July 1, 1993 and who do not accrue additional benefits under the Plan on or after July 1, 1993.

          (b) Except as otherwise provided in Section VI, a Participant's Normal Retirement Pension will be payable in the form of a five-year certain and life annuity with 60 monthly payments guaranteed. The Pension will commence as of the first day of the calendar month coinciding with or next following the Participant's termination of employment.

          (c)  In no event shall the benefits payable under this
Section 5.1 (or determined with reference to Section 5.l) exceed the maximum benefit provided in Sections 5.8 and 5.9.

          (d) For purposes of subsection (a) as applied to Former Texas Eastern Employees as defined in Section XIII who accrue benefits under Plan on or after July 1, 1993, Benefit Service shall include service credited for benefit accrual purposes under the Texas Eastern Retirement Plan before October 1, 1989.

     5.2  Early Retirement:
          ----------------

          (a) A Participant shall be eligible to receive an Early Retirement Pension if his employment terminates on or after his Early Retirement Date and before his Normal Retirement Date.

          (b) A Participant's Early Retirement Pension will be equal to his Accrued Benefit as of the date of his actual retirement, actuarially reduced by five percent per year prorated monthly for each month by which his Early Retirement Pension commences before the first of the month coincident with or next following the Participant reaching age 60. An Early Retirement Pension that commences on or after the first of the month coincident with or next following a Participant's 60th birthday will not be actuarially reduced for Early Retirement.

     5.3  Vested Pension:
          --------------

          (a) A Participant shall be eligible to receive a Vested Pension if his employment terminates after he has a vested interest in his Accrued Benefit, other than on account of his death or retirement on or after his Early Retirement Date or Normal Retirement Date. The Vested Pension will be equal to the Participant's vested interest in his Accrued Benefit as of the date on which he terminates employment, reduced as required by subsection (b). If a Participant's vested interest in his Accrued Benefit is zero, the vested percentage (0%) shall be deemed to be distributed as of the date of the Participant's termination of employment and the non-vested interest shall be forfeited as of that date.

          (b) A Participant's Vested Pension will be payable as of his Normal Retirement Date. However, a Participant may elect to receive a reduced Vested Pension commencing as of his Early Retirement Date in which case his Vested Pension will be payable under Section 5.2(b).

          (c) Except as otherwise provided in Section VI, a Vested Pension will be payable in the form provided in Section
5.1(b).

     5.4  Minimum Pension:
          ---------------

          (a)  Notwithstanding the provisions of Sections 5.1,
5.2 or 5.3, the annual Normal Retirement Pension, Early
Retirement Pension or Vested Pension of a Participant who begins receiving benefits on or after January 1, 1989 shall be not less than the product of:

               (i)  $144, times

               (ii) one-twelfth of the number of months in which
                    a Participant has Benefit Service from his Benefit Accrual Date to his termination of employment.

          (b) An Early Retirement Pension under Section 5.4(a) shall be actuarially reduced by five percent per year prorated monthly for each month by which the Early Retirement Pension commences before the first of the month coincident with or next following the Participant reaching age 60.

     5.5  Qualified Pre-Retirement Survivor Annuity:
          -----------------------------------------

          (a) Except as provided below, if a Participant who has a vested interest in his Accrued Benefit dies with a surviving Spouse before his annuity starting date (defined below), his surviving Spouse shall be eligible to receive a Qualified Pre-Retirement Survivor Annuity. The "annuity starting date" is the first day of the first period for which an amount is payable as an annuity. The Qualified Pre-Retirement Survivor Annuity shall be equal to the survivor annuity that the Spouse would have received under the Qualified Joint and Survivor Annuity as follows:

               (i) If the Participant dies before his Early
          Retirement Date or his Normal Retirement Date, the survivor annuity will be determined as if:

                    (x)  In the case of a Participant who is an
               Employee at the time of his death, the Participant separated from service on the date of his death;

                    (y)  The Participant survived until the
               earliest date on which he could have retired under the Plan and then elected to begin receiving retirement benefits under the Qualified Joint and Survivor Annuity form of benefit payments; and

                    (z)  The Participant died immediately after
               making the election.

                (ii) If the Participant dies after his Early
          Retirement Date or his Normal Retirement Date, then the survivor annuity will be determined as if the Participant had retired on the day before his death, with the Qualified Joint and Survivor Annuity form of benefit payment in effect.

The Qualified Pre-Retirement Survivor Annuity will be based on the Participant's years of Benefit Service and the benefit formula in effect as of the earlier of the Participant's termination of employment or death. Payments to the surviving Spouse shall normally begin on the first day of the month following the earliest date on which the deceased Participant could have retired, or the date of his death, whichever is later. However, the Spouse may elect to postpone commencement until the date that would have been the Participant's Normal Retirement Date (but not later than age 70-1/2).

          (b) Notwithstanding the foregoing, a Qualified Pre-Retirement Survivor Annuity shall not be payable if, before the date of his death, the Participant rejected that form of benefit in writing as described in Section 6.2, with his Spouse's written consent, on forms provided by and filed with the Plan Administrator and the rejection has not been revoked. If at the time of the Participant's death, the Qualified Pre-Retirement Survivor Annuity has been rejected and the rejection has not been revoked, then the Qualified Pre-Retirement Survivor Annuity will not be payable upon the Participant's death.

          A Participant who has reached his Early Retirement Date but who has rejected a Qualified Pre-Retirement Survivor Annuity with his Spouse's consent may elect that the Actuarial Equivalent of the Qualified Pre-Retirement Survivor Annuity be paid to the surviving Spouse in the form of a joint and 100% survivor annuity based on the lives of the Participant and the surviving Spouse and under the same other terms and conditions as the Qualified Pre-Retirement Survivor Annuity.

          (c) If the Qualified Pre-Retirement Survivor Annuity is not rejected, it shall automatically be in effect. When a Participant retires, terminates employment or dies, the amount of his Pension (determined under whichever Section of the Plan shall apply) shall be reduced to take into account the actuarial risk factor for the period of time during which a 100% Survivor Annuity election under Section 5.5(b) was in effect. The actuarial risk factor shall be 3/8% per year. The reduction for the 100% Survivor Annuity election shall be in addition to any other reductions that may apply under the Plan.

          (d) In lieu of a Qualified Pre-Retirement Survivor Annuity, a surviving Spouse may elect to receive a single-sum payment that is the Actuarial Equivalent of the Qualified Pre-Retirement Survivor Annuity. The election to receive a single-sum payment must be made by the surviving Spouse within a reasonable time after the death of the Participant and prior to the commencement of any benefit payments. If elected, the single-sum payment shall be made as soon as practicable after the election is made by the surviving Spouse.

     5.6  Commencement of Benefits:
          ------------------------

          (a) Subject to the provisions of Section VI and except as provided below, payment of a Participant's Pension shall commence as of the date specified in the appropriate Section of this Section V.

          (b) Each Participant's Pension, if any, must begin to be distributed not later than the April 1 following the calendar year in which the Participant reaches age 70-1/2 (the "Required Beginning Date"), to the extent required by law. As of the Required Beginning Date, a Participant will begin receiving benefits in the form provided under Section 6.1(a) or (b), unless the Participant elects an optional form of benefit under Section 6.1(c) or (d). The form of benefit may not be changed after the Required Beginning Date and the benefit will be actuarially adjusted for later increases in the Accrued Benefit of the Participant. All distributions required under this Section shall be determined and made in accordance with Code section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirement of proposed Regulations section 1.401(a)(9)-2.

          (c) In addition, unless the Participant elects otherwise subject to Section 6.1(d), his Pension must commence no later than 60 days following the close of the Plan Year in which occurs the latest of:

               (i)  The date the Participant attains age 65,

                  (ii) The 10th anniversary of the date on which the Participant first commenced participation in the Plan, or

                 (iii) The Participant's date of termination of employment.

     5.7  No Duplication of Benefits:  If a Participant is
          --------------------------
entitled to receive benefits from another defined benefit pension plan qualified under Code section 401(a) to which the Employer or a Related Company has contributed on his behalf, his Pension under this Plan shall be reduced by the amount of any accrued benefit that he is entitled to receive under such other plan and that is attributable to contributions made by the Employer or by a Related Company to the other plan for any period for which he received credit for his service for benefit accrual purposes under this Plan.

     5.8  Benefit Limitations - Single Plan:
          ---------------------------------

          (a) Notwithstanding anything in the Plan to the contrary, the annual retirement benefit provided under this Plan and under all other qualified defined benefit plans maintained by the Employer shall not exceed an annual benefit that is equal to the largest of the annual benefit computed under (i), (ii) or
(iii), as follows:

               (i) An annual benefit equal to the lesser of (x) $90,000 or (y) 100% of the Participant's average annual
          Section 415 Compensation from the Employer for the three consecutive calendar years that will produce the highest average. The term "annual benefit" means a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made. The $90,000 amount referred to in the first sentence of this paragraph shall be adjusted in accordance with regulations prescribed by the Secretary of the Treasury or his delegate. Each such adjustment shall be effective for the Limitation Year (defined below) in which falls the January 1 as of which the cost of living adjustment is effective.

                  (ii) In the case of a person who was a
          Participant in a Prior Plan on December 31, 1982, an annual benefit equal to his current Accrued Benefit as of the close of the Limitation Year ending December 31, 1982, expressed as an annual benefit and determined without regard to changes in the Prior Plan or cost of living adjustments made after July 1, 1982.

                 (iii) In the case of a person who was a
          Participant in a Prior Plan on January 1, 1987, an annual benefit equal to his current Accrued Benefit as of the close of the Limitation Year ending December 31, 1986, expressed as an annual benefit and determined without regard to changes in the Prior Plan or cost of living adjustments made after May 5, 1986.

          (b) For purposes of this Section and Section 5.9, the "Limitation Year" is the Plan Year and the term "Employer" includes Related Companies.

          (c) The limitations in subsection (a)(i) shall not apply where the total projected benefits payable to a Participant under this Plan and all other defined benefit plans maintained by the Employer do not exceed $10,000 and the Participant has not at any time participated in a defined contribution plan maintained by the Employer.

          (d) If a Participant has fewer than ten years of participation in the Plan at his date of retirement, the dollar limitation under subsection (a)(i)(x) above shall be the amount determined by multiplying the limitation otherwise applicable by a fraction, the numerator of which is the number of years of participation in the Plan that the Participant has at the date of retirement and the denominator of which is ten. If a Participant has fewer than ten years of service at his date of retirement, the compensation limitation under subsection (a)(i)(y) above and the $10,000 limitation under subsection (c) above shall be the amount determined by multiplying the limitation otherwise applicable by a fraction, the numerator of which is the number of years of service that the Participant has at the date of retirement and the denominator of which is ten. The limitation described in this subsection shall apply only to the extent required by Code section 415.

          (e)  Only to the extent required by Code section
415(b)(5)(D), the limitations imposed by Code section
415(b)(5)(A) shall be applied separately with respect to each change in the Plan's benefit structure.

          (f) For Plan Years beginning on or after January 1, 1987, if a Participant receives a benefit under this Plan that is payable in a form other than a straight life annuity, the determination of whether the benefit limitations described in this Section have been met shall be made after adjusting the benefit so that it is equal to the Actuarial Equivalent of a straight life annuity. For purposes of determining the Actuarial Equivalent of a straight life annuity, the interest rate assumption shall not be less than the greater of 5 percent or the rate set forth in Section 1.2. If a Participant's retirement benefit begins before his Social Security Retirement Age, the $90,000 limitation described in subsection (a)(i)(x) above shall be reduced to equal the Actuarial Equivalent of a $90,000 annual benefit (as adjusted for cost of living adjustments) beginning at Social Security Retirement Age. If a Participant's retirement benefit begins after the Participant reaches Social Security Retirement Age, the $90,000 limitation described in subsection
(a)(i)(x) above shall be increased to equal the Actuarial Equivalent of a $90,000 annual benefit (as adjusted for cost of living adjustments) beginning at Social Security Retirement Age. The adjustments provided for in this subsection shall be made in a manner consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act until age 62 is reached. For purposes of adjusting the age 62 limitation before a Participant attains age 62, the interest rate assumption shall not be less than the greater of 5 percent or the rate set forth in Section
1.2. For purposes of adjusting the limitation after a Participant attains Social Security Retirement Age, the interest rate assumption shall not be greater than the lesser of 5 percent or the rate set forth in Section 1.2.

          (g) For an Employee who is a Participant in a Prior Plan on January 1, 1987, if the Accrued Benefit of the Employee as of December 31, 1986 exceeds the limitations of Code section 415(b), as modified by subsections (d) and (e) of this Section, the dollar limitation described in subsection (a)(i) will be the Participant's Accrued Benefit as of December 31, 1986.

     5.9  Benefit Limitations - Multiple Plans:  If an Employee
          ------------------------------------
is a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, then the sum of his "defined benefit plan fraction" and his "defined contribution plan fraction" for any Limitation Year as applied to the plans shall not exceed 1.0. The benefits provided under this Plan shall be reduced to the extent necessary to comply with this limitation. For purposes of this Section:

          (a) The "defined benefit plan fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under this Plan and all other defined benefit plans of the Employer (determined as of the close of the Limitation Year), and the denominator of which is the lesser of:

               (i) The product of 1.25 multiplied by the dollar limitation in effect pursuant to Section 5.8(a)(i)(x)
          (or under Section 5.8(a)(ii) or (iii), if that Section is controlling); or

                  (ii) The product of 1.4 multiplied by 100% of the Participant's average Section 415 Compensation from the Employer for the three consecutive years that will produce the highest average.

          (b) The "defined contribution plan fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the "annual additions" to the Participant's accounts as of the close of the Limitation Year under all defined contribution plans of the Employer and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each previous year of service with the Employer:

               (i) The product of 1.25 multiplied by the dollar limitation in effect under Code section 415(c)(1)(A);
          or

                  (ii) The product of 1.4 multiplied by 25% of the Participant's Section 415 Compensation for the year.

          (c) "Annual additions" means the following allocations to a Participant's account in a defined contribution plan:

               (i) Employer contributions;

                  (ii) forfeitures;

                 (iii) 100% of the Participant's voluntary contributions, if any;

                 (iv) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code section 415(l)(2), which is a part of a pension or annuity plan maintained by the Employer and are treated as annual additions to a defined contribution plan;

                  (v) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Code section 416(i)(1), under a welfare benefit fund, as defined in Code section 419(e), maintained by the Employer.

          (d) The denominator of the "defined benefit plan fraction" shall not be less than 125% of the Participant's accrued benefit under all defined benefit plans maintained by the Employer determined as of the last day of the Limitation Year beginning in 1982. If the Participant was a participant in one or more defined contribution plans maintained by the Employer which were in existence on July 1, 1982 and the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" for the Participant exceeded 1.0 as of the end of Limitation Year beginning in 1982, the Plan Administrator shall make a determination as of the end of that Limitation Year and subtract permanently from the numerator of the defined contribution fraction an amount equal to the product of (i) the excess of the sum of the two fractions over 1.0, times (ii) the denominator of the defined contribution fraction.

          (e) As an alternative to the foregoing, in determining the limits of this Section, the Plan Administrator may use any method permissible under Code section 415.

     5.10 Suspension of Benefits:
          ----------------------

          (a) If a Participant continues in the service (as defined in subsection (c)) of the Employer or a Related Company after reaching his Normal Retirement Date, his Pension will not be paid until he actually retires. If a Participant retires or terminates employment and begins receiving a Normal Retirement Pension, Early Retirement Pension or Vested Pension and then returns to the service (as defined in subsection (c)) of the Employer or a Related Company, payment of his Pension will be suspended until he again retires or terminates employment.

          (b) Each Participant whose Pension is suspended pursuant to subsection (a) shall be notified of the suspension. The notification shall be made by personal delivery or first class mail during the first calendar month or payroll period in which the Participant's Pension is suspended. The notification shall contain the following information (either expressly or by reference to the Plan's summary plan description):

               (i)  A description of the specific reasons why
          Pension payments are being suspended;

                  (ii)  A general description and a copy of the
          Plan provisions relating to the suspension of Pension payments;

                 (iii) A statement that applicable Department of Labor Regulations may be found in section 2530.203-3 of the Code of Federal Regulations; and

                 (iv) A description of the Plan Administrator's procedure for affording a review of the suspension of benefits.

          (c) A Participant's Pension may be suspended under subsection (a) only if the Participant completes 40 or more hours of service as defined in section 2530.200b-2 of the Department of Labor Regulations (without regard to hours of service for which back pay is awarded or agreed to by the Employer or a Related Company) during a calendar month period. Such a Participant will be considered in the "service" of the Employer or a Related Company for purposes of this Section. A Participant who does not complete the requisite hours of service described above shall be considered not to be in the service of the Employer or a Related Company for purposes of this Section. The Pension of such a Participant shall not be suspended as described in this Section.

          (d) Payment of a Pension that has been suspended under subsection (a) shall begin no later than the first day of the third calendar month following the calendar month during which the Participant terminates his service (as defined in subsection
(c) above) with the Employer or a Related Company. The first payment shall include any benefits that were suspended during the time between the date on which the Participant terminated his service and the date on which his Pension commences.

          (e) Following the procedure described in Section 7.6, a Participant may request, and the Plan Administrator shall render, a determination whether specific contemplated employment will result in a suspension of benefits.

          (f) The Pension payable at his subsequent retirement to a Participant whose Pension has been suspended pursuant to subsection (a) shall be equal to his Pension determined pursuant to Section 5.1 or 5.2, taking into account his Benefit Service and the benefit formula in effect as of the date he actually retires.

          (g) If the Participant received retirement benefits before his reemployment, when he retires again, his benefit shall be actuarially reduced to reflect the amount of the payments before reemployment.

          (h) If a Participant terminates employment on or after his Normal Retirement Date and is reemployed by the Employer, upon his subsequent retirement or termination of employment, his Pension shall be his benefit determined pursuant to Section 5.1.

                            SECTION VI
                            ----------

                   FORMS OF RETIREMENT BENEFITS
                   ----------------------------

     6.1  Forms of Retirement Benefits:
          ----------------------------

          (a)  Qualified Joint and Survivor Annuity.  Unless a
               ------------------------------------
Participant files a written rejection with the Administrator before the end of the election period described in Section 6.2, the form of Pension payable to a Participant whose Spouse is living at the time the Pension becomes payable shall be a Qualified Joint and Survivor Annuity. A Qualified Joint and Survivor Annuity is an annuity payable for the lifetime of the Participant, with a survivor annuity for the lifetime of his surviving Spouse that is equal to 50% of the amount of the annuity that is payable during the joint lifetimes of the Participant and his Spouse. The annuity shall be the Actuarial Equivalent of the Participant's Pension computed under Section V of the Plan. If the Participant's Spouse dies after Pension payments begin but before the Participant dies, the Pension will continue to be paid to the Participant in the same amount that was payable before the death of his Spouse.

          (b)  Five-Year Certain Annuity.  Unless the Participant
               -------------------------
elects an optional form of payment under subsection (c), the form of Pension payable to a Participant who is unmarried at the time his Pension becomes payable shall be a five-year certain and life annuity with 60 monthly payments guaranteed in an amount equal to the Participant's Pension computed under Section V.

          (c)  Optional Forms.  A Participant who is eligible to
               --------------
receive a Pension may elect not to receive his Pension in the normal form described in subsection (a) or (b) and may elect, instead, to receive his Pension in any form of annuity that provides for payments continuing for the life of the Participant, including one of the following forms:

               (i) The Actuarial Equivalent of the Pension may be paid in the form of a single life annuity, payable in equal monthly amounts for the life of the Participant.

                  (ii) The Actuarial Equivalent of the Pension may be paid in the form of a joint and 100% survivor annuity for the lives of the Participant and his Spouse. Under this form of payment, the Participant will receive reduced payments for his lifetime and, after his death, a survivor annuity will be payable for the lifetime of his Spouse equal to 100% of the amount of the annuity payments that were payable to the Participant. If the Participant's Spouse dies after Pension payments begin but before the Participant dies, the Pension shall continue to be paid to the Participant in the same amount that was payable before the death of his Spouse.

                 (iii) The Actuarial Equivalent of the Pension may be paid in a five-year or ten-year certain and continuous form. Under this form of payment, the Participant will receive equal monthly installments for his lifetime and, in the event of his death prior to receipt of 60 or 120 payments, whichever is applicable, payments will continue for the balance of such 60 or 120 payments to his Beneficiary.

          Any optional form of annuity shall comply with Code
section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirement of proposed
Regulations section 1.401(a)(9)-2.

          (d)  Cash Outs and Small Pensions.  The following rules
               ----------------------------
apply to payments of all Pensions under the Plan:

               (i) Except as provided in subsection (d)(ii), if the present value of a Pension payable under the Plan, including Pensions payable to Beneficiaries, is $3,500 or less on the commencement date of the Participant's or Beneficiary's benefit, the Actuarial Equivalent present value shall be paid in a single-sum payment. However, in the case of distributions to Participants and Spouses, if the present value of a benefit has ever exceeded $3,500, the Participant and his Spouse, if any, must consent in writing to the distribution before it may be made. Payment shall be made as soon as practicable following the Participant's last day of service or as soon as practicable after an election is made by a Beneficiary.

               (ii) Subsection (d)(i) shall not apply to payment to a Participant of a Normal Retirement Pension or an Early Retirement Pension or to payments to a surviving Beneficiary under a Normal Retirement Pension or an Early Retirement Pension.

               (iii)  If the Pension of a Participant or
          Beneficiary would be less than $50 if paid on a monthly basis, the Pension shall be paid in a single annual payment. In the initial year of payment, a payment shall be made in a single sum representing the period from the commencement of payments until the end of that calendar year. Subsequent payments shall be made in January representing the benefit for the next twelve months. In the year of the Participant's or Beneficiary's death, the Plan shall not have a right to recover any portion of the amount paid for that year. This subsection (d)(iii) shall apply to Pensions that become payable on or after August 1, 1993.

               (iv) The interest rate used to determine the present value of a Participant's Pension or the Actuarial Equivalent under this Section 6.1(d) shall be determined by using the "applicable interest rate" (as defined below), if the Participant's Pension does not exceed $25,000, and 120% of the "applicable interest rate" if the retirement benefit exceeds $25,000. From July 1, 1993 to June 30, 1994, the "applicable interest rate" is the lesser of (A) the interest rate that would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on Plan terminations as of the first day of the Plan Year in which the distribution occurs or
          (B) such interest rate as of the date of the distribution. After June 30, 1994, the "applicable interest rate" is the interest rate as of the first day of the Plan Year in which the distribution occurs that would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on Plan terminations. The interest rate for purposes of this Section shall be determined in accordance with Code section 411(a)(11).

          (e)  Payments after Death.  The following rules apply
               ---------------------
to payments after a Participant's death:

               (i) If a Participant dies after payments have begun, then his Pension must be paid to his Beneficiary at least as rapidly as under the method of distribution elected by the Participant; and

                  (ii) If a Participant dies before his Pension has begun to be paid, then, except as provided below, his Pension must be distributed within five years after the Participant's death. If the Participant's Pension is paid in annuity payments to (or for the benefit of) an individual Beneficiary, then the Participant's Pension may be paid over the life of the Beneficiary or over a period not extending beyond the Beneficiary's life expectancy, and the payments must begin not later than one year after the Participant's death (or such other date as may be prescribed by Treasury Department regulations such as provisions postponing payments to surviving Spouses).

                 (iii) A married Participant may make a written election to permit his surviving Spouse to elect any form of benefit permitted under Section 6.1(c). This election by a surviving Spouse shall only be effective if the Participant dies before beginning to receive benefits. The benefit payable to the Surviving Spouse shall be the Actuarial Equivalent of the survivor portion of the Qualified Pre-retirement Survivor Annuity or the Qualified Joint and Survivor Annuity.

     6.2  Elections:  Qualified Joint and Survivor Annuity,
          -------------------------------------------------
Qualified Pre-Retirement Survivor Annuity, and Five-Year Certain
- ----------------------------------------------------------------
and Life Annuity:  Sections 5.5 and 6.1 provide that the normal
- ----------------
form of Pension payable upon the retirement, termination of employment or death of a married Participant will be a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity, unless the Participant rejects that form of payment, with the consent of his Spouse. Section 6.1(b) provides that the normal form of benefits payable upon retirement or termination of employment of an unmarried Participant will be a five-year certain and life annuity, unless the Participant rejects that form of payment. A Participant who rejects the Qualified Joint and Survivor Annuity or the five-year certain and life annuity must elect one of the other forms of payment that are permitted under Section 6.1. In order to reject the Qualified Joint and Survivor Annuity, the Qualified Pre-Retirement Survivor Annuity or the five-year certain and life annuity, the Participant and his Spouse, if any, must execute a written election in the manner and form described below:

          (a)  Notice to Participants.  The Administrator shall
               ----------------------
provide a written explanation to each Participant of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, single life annuity, or the Qualified Pre-Retirement Survivor Annuity, whichever is applicable, (ii) the Participant's right to make and revoke elections under this Section and the method by which he may do so, (iii) the effect of such an election or rejection on the Participant's retirement benefits, and (iv) the rights of the Participant's Spouse regarding the election. The written explanation of the Qualified Pre-Retirement Survivor Annuity will be provided before the latest of the following periods:

               (i) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35,

                  (ii) A reasonable period after the individual becomes a Participant,

                 (iii) A reasonable period after the provisions of Code section 401(a)(11) apply, or

                 (iv) A reasonable period after separation from service in the case of a Participant who separates from service before attaining age 35.

The written explanation of the Qualified Joint and Survivor
Annuity and five-year certain and life annuity will be provided within a reasonable period of time before the commencement of the election period set forth in paragraph (b)(i).

          (b)  Election Periods.  The election periods shall be
               ----------------
established as follows:

               (i) The period during which a Participant may elect not to receive the Qualified Joint and Survivor Annuity or five-year certain and life annuity shall be the period beginning 90 days before the date on which his Pension begins to be paid (the "annuity starting date") and ending on the annuity starting date.

                  (ii) The period during which a Participant may elect not to receive the Qualified Pre-Retirement Survivor Annuity shall be the period beginning on the first day of the Plan Year during which the Participant attains age 35 and ending on the date of the Participant's death. However, if a Participant terminates employment before age 35, his election period shall begin on his termination date.

          Each of the elections described in this paragraph (b) may be made or revoked by the Participant with his Spouse's consent at any time during the applicable election period; however, spousal consent to an election shall be irrevocable after it has been given.

          (c)  Manner of Making Election.  The Administrator
               -------------------------
shall provide suitable forms and shall establish reasonable procedures for the making of elections. In order to be valid, an election or revocation of an election (i) must be signed by the Participant and his Spouse, if any, (ii) must designate a specific alternate Beneficiary or form of benefits that cannot be changed without the Spouse's consent, (iii) must acknowledge the effect of the election or revocation, and (iv) must be notarized or witnessed by the Administrator (or a person authorized by the Administrator). If it is established, to the satisfaction of the Administrator, that the Spouse cannot be located or is otherwise unable to sign, the Spouse's signature shall not be required.
Any consent by a Spouse (or establishment that such consent cannot be obtained) under the foregoing provisions shall be effective only with respect to that Spouse. The Administrator may require a married Participant or his Spouse to supply such information as the Administrator deems necessary to verify the Participant's marital status and the identification of the Participant's Spouse. The Beneficiary or form of benefits designated in an election cannot be changed without the consent of the Spouse, unless the Spouse's consent expressly permits the Participant to make other designations.

     6.3  Location of Missing Participants:  If a Participant who
          --------------------------------
is entitled to a distribution cannot be located and the Plan Administrator has made reasonable efforts to locate the Participant, then the Participant's vested interest shall be forfeited. The Plan Administrator will be deemed to have made reasonable efforts to locate the Participant (or, in the case of a deceased Participant, his Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Plan Administrator. The Participant's Accrued Benefit shall be forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the two successive mailings. If the Participant or his Beneficiary makes a written claim for the vested interest after it has been forfeited, the Employer shall cause the vested interest to be reinstated.

     6.4  Benefits to Minors and Incompetents:
          -----------------------------------

          (a) If any person entitled to receive payment under the Plan is a minor, the Plan Administrator may pay the amount in a lump sum directly to the minor, or to a guardian of the minor or to a custodian selected by the Trustee under the appropriate Uniform Transfers to Minors Act.

          (b) If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's Spouse, son, daughter, parent, brother, sister or other person deemed by the Plan Administrator to have incurred expense for the person otherwise entitled to payment.

     6.5  Eligible Rollover Distributions:
          -------------------------------

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b)  Definitions.
               -----------

               (i)  Eligible rollover distribution:  An eligible
                    ------------------------------
     rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities). Only distributions under Section 6.1(d) of the Plan qualify as eligible rollover distributions.

                  (ii)  Eligible retirement plan:  An eligible
                        ------------------------
     retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                 (iii)  Distributee:  A distributee includes an
                        -----------
     Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

                 (iv)  Direct rollover:  A direct rollover is a
                       ---------------
     payment by the Plan to the eligible retirement plan specified by the distributee.

                           SECTION VII
                           -----------

                          ADMINISTRATION
                          --------------

     7.1  Plan Administrator:
          ------------------

          (a)  The Plan Administrator shall have the
responsibility for administering the Plan and carrying out its provisions. The Plan Administrator may delegate any or all of its duties, powers, and responsibilities with respect to the Plan, to an administrative committee (designated the Plan Administrative Committee), which shall consist of not fewer than three persons and which shall be appointed by the Plan Administrator. Any member of the Plan Administrative Committee may be removed and new members may be appointed by the Plan Administrator at any time.

          (b) Any person appointed to be a member of the Plan Administrative Committee shall give his acceptance in writing to the Plan Administrator. Any member of the Plan Administrative Committee may resign by delivering his written resignation to the Plan Administrator, and such resignation shall become effective upon such delivery or upon any date specified therein.

          (c) The Plan Administrative Committee may delegate any or all of its duties, powers, and responsibilities to one or more individuals or subcommittees, whose members may or may not be members of the Plan Administrative Committee.

     7.2  Responsibilities:  The Plan Administrator shall have
          ----------------
the responsibility to take all action and to make all decisions necessary or proper to carry out the Plan. The determination of the Plan Administrator as to any question involving the general administration and interpretation of the Plan shall be final, conclusive and binding. Any discretionary actions to be taken under the Plan by the Plan Administrator with respect to the classification of Employees, Participants, Beneficiaries, contributions, or benefits shall be uniform in nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Plan Administrator shall have the following express discretionary powers and duties:

          (a) To require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition of receiving any benefits under the Plan;

          (b) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

          (c) To interpret the Plan, and to resolve any ambiguity, inconsistency or omission;

          (d) To decide questions concerning the Plan and the eligibility of any Employee to become a Participant in the Plan, in accordance with the provisions of the Plan;

          (e) To decide the amount of benefits that shall be payable to any person in accordance with the provisions of the Plan; and

          (f)  Subject to the provisions of the Plan and Trust
Agreement, to determine the manner in which the funds of the Plan shall be disbursed.

     7.3  Delegation of Duties:
          --------------------

          (a) The Plan Administrator shall engage an actuary to make valuations of the liabilities under the Plan, to recommend to it the mortality or other tables and the interest rates to be used from time to time in actuarial and other computations for purposes of the Plan, to compute the amounts of contributions to be made by the Employer in order to satisfy the funding policy established for the Plan, and to perform such other services as the Plan Administrator shall deem necessary or advisable in connection with the administration of the Plan. The Plan Administrator may employ counsel and agents and such clerical, medical and accounting services as it may require in carrying out the provisions of the Plan.

          (b) To the extent permitted by law, the Plan Administrator and any person to whom it may delegate any duty or power in connection with the Plan and the Employer and its officers and directors shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel, accountant, other specialist or other person selected by the Plan Administrator, or in reliance upon any tables, valuations, certificates, opinions or reports that shall be furnished by any of them or by the Trustee. To the extent permitted by law, no member of the Plan Administrative Committee or any subcommittee, nor the Employer or its officers and directors, shall be liable for any neglect, omission or wrongdoing of the Trustee or of any other person to whom powers, duties or responsibilities with respect to the Plan have been delegated.

          (c) The Plan Administrator may authorize one or more persons to make any payment in its behalf, or to execute or deliver any instrument.

     7.4  Expenses:  All expenses incurred before termination of
          --------
the Plan that shall arise in connection with the administration of the Plan, including, but not limited to, the compensation of the Trustee, administrative expenses and other proper charges and disbursements of the Trustee and compensation and other expenses and charges of any actuary, counsel, accountant, specialist or other person who shall be employed by the Plan Administrator in connection with the administration thereof, shall be paid by and charged against the Trust Fund unless paid by the Employer or the Plan Administrator. Any such payments from the Trust Fund shall be deemed to be for the exclusive benefit of Participants.

     7.5  Compensation:  Unless otherwise agreed to by the Plan
          ------------
Administrator, the members of the Plan Administrative Committee and any subcommittee shall serve without compensation for services as such, but all reasonable expenses incurred in the performance of their duties shall be paid from the Trust Fund. Unless otherwise determined by the Plan Administrator or required by law, no officer of the Plan Administrator and no member of the Plan Administrative Committee or any subcommittee shall be required to give any bond or other security in any jurisdiction.

     7.6  Benefit Claims Procedure:
          ------------------------

          (a) If any person makes a claim regarding the amount of any distribution or its method of payment, such person shall present the reason for the claim in writing to the Plan Administrator. The Plan Administrator, in its discretion, may request a meeting to clarify any matters that it deems pertinent. A claimant who is denied a claim will, within 90 days of the Plan Administrator's receipt of the claim, be given notice by the Plan Administrator that describes:

               (i)  The specific reason or reasons for the
          denial;

                  (ii)  The specific reference to the Plan
          provisions on which the denial is based;

                 (iii)  A list of additional material or
          information (if any) that is necessary for the claimant to perfect the claim, with an explanation of why the additional information is needed;

                 (iv) An explanation of the Plan's claim review procedure; and

                  (v)  An explanation that the claimant may
          request a review of his claim denial by the Plan Administrator by filing a written request with the Plan Administrator not more than 60 days after receiving written notice of the denial and that the claimant, or his representative, before such review, may review pertinent documents and submit issues and comments in writing.
     The 90-day period may be extended to 180 days if special circumstances require such an extension and the claimant is notified of the extension within 90 days of the Plan Administrator's receipt of the claim.

          (b) If a review of the initial denial is requested and the claim is again denied, the Plan Administrator shall again give written notice within 60 days of its decision to deny the claim to the claimant setting forth items (i) and (ii) above. However, the 60-day period may be extended to 120 days if special circumstances require such an extension and the claimant is notified of the extension within 60 days of the Plan Administrator's receipt of the request for review. All final interpretations, determinations and decisions of the Plan Administrator with respect to any matter hereunder shall be conclusive and binding upon the Employer, Participants, Employees, and all other persons claiming interest under the Plan, except as otherwise provided by ERISA.

     7.7  Domestic Relations Orders.
          -------------------------

          (a) If the Trustee or Plan Administrator receives an order that purports to require the payment of benefits to a person other than the Participant, the Plan Administrator shall take the following steps:

               (i) If the benefits are in pay status, the Plan Administrator shall direct the Trustee to account separately for the amounts that would be payable to the Alternate Payee (defined below) if the order were to be determined to be a Qualified Domestic Relations Order (as defined below);

                   (ii)  The Plan Administrator shall promptly
          notify the named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Plan Administrator's procedures for determining if the order is a Qualified Domestic Relations Order;

                  (iii) The Plan Administrator shall determine whether the order is a Qualified Domestic Relations
          Order under the provision of Code section 414(p); and

                  (iv) The Plan Administrator shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

          (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the "18-Month Period"), the order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

          (c) If, within the 18-Month Period, (i) the order is determined not to be a Qualified Domestic Relations Order, or
(ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Plan Administrator shall direct the Trustee to pay the amounts (and any interest thereon) to the Participant or other person who would have been entitled to such amounts if there had been no order.

          (d)  If an order is determined to be a Qualified
Domestic Relations Order after the close of the 18-Month Period, the determination shall be applied prospectively only.

          (e) A Qualified Domestic Relations Order may not require any payment to an Alternate Payee before payment would otherwise be made to the Participant under the Plan, except as provided in Code section 414(p)(4) or as provided in subsection
(g).

          (f) For the purposes of this Section, the following terms shall have the following definitions:

          Alternate Payee - Any Spouse, former Spouse, child or
          ---------------
     other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

          Qualified Domestic Relations Order - Any domestic
          ----------------------------------
     relations order or judgment that meets the requirements set forth in Code section 414(p).

          (g) This provision shall apply to orders received after the Merger Date. If the present value of payments payable to an Alternate Payee under a Qualified Domestic Relations Order is $3,500 or less on the date of receipt of the order, the Actuarial Equivalent present value of the payments shall be paid to the Alternate Payee in a single-sum payment. The interest rate used to determine the present value shall be determined as provided in Section 6.1(d)(iv). Payment shall be made as soon as practicable following the determination that the order is a Qualified Domestic Relations Order.

          (h)  Any order determined to be a Qualified Domestic
Relations Order under a Prior Plan shall be honored under this Plan in accordance with the terms of the order.

                           SECTION VIII
                           ------------

                 DUTIES AND POWERS OF THE TRUSTEE
                 --------------------------------

     8.1  General:  The Trustee shall receive, hold, manage,
          -------
convert, sell, exchange, invest, disburse and otherwise deal with such contributions as may from time to time be made to the Trust Fund and the income and profits therefrom, in the manner and for the uses and purposes of the Plan as provided in the Plan and in the trust agreement described in Section 8.2. If an Investment Manager is appointed, the Investment Manager shall manage all or a portion of the assets of the Trust in accordance with instructions given by the Plan Administrator.

     8.2  Trust Agreement:  The Plan Administrator has entered
          ---------------
into a trust agreement with the Trustee under which the Trustee will receive, invest and administer the Trust Fund. The trust agreement is incorporated by reference as a part of the Plan, and the rights of all persons under the Plan are subject to the terms of the trust agreement. The trust agreement provides for the investment and reinvestment of the Trust Fund, the management of the Trust Fund, the responsibilities and immunities of the Trustee, the resignation or removal of the Trustee and appointment of a successor, the accounting by the Trustee and the disbursement of the Trust Fund.

     8.3  Limitation of Liability:  The Trustee shall hold in
          -----------------------
trust and administer the Trust Fund subject to all the terms and conditions of this Plan and of the trust agreement described in
Section 8.2. The Trustee shall not be responsible for the administration of the Plan unless employed by the Plan Administrator to serve in such capacity. The Trustee's responsibility shall be limited to holding, investing and reinvesting the assets of the Trust Fund from time to time in its possession or under its control as Trustee and to disbursing funds as shall be directed by the Plan Administrator. The Trustee shall not be responsible for the correctness of any payment or disbursement or action if made in accordance with the instructions of the Plan Administrator. If an Investment Manager is appointed, the Trustee's liability and responsibility with regard to holding, investing and reinvesting the assets shall be limited as provided in the trust agreement.

     8.4  Power of Trustee to Carry Out the Plan:  If, at any
          --------------------------------------
time, the Employer, the Plan Administrative Committee or the Plan Administrator shall be incapable, for any reason, of giving directions, instructions or authorizations to the Trustee, as herein provided, the Trustee may act, without such directions, instructions or authorizations, as it, in its discretion, shall deem appropriate and advisable under the circumstances for carrying out the provisions of the Plan.

                            SECTION IX
                            ----------

           SPECIAL PROVISION TO PREVENT DISCRIMINATION
           -------------------------------------------

     9.1  General:  This Section shall apply to Plan Years
          -------
beginning before January 1, 1994. A Participant shall be subject to the limitations of this Section if his anticipated annual Pension under the Plan exceeds $1,500 and if he is or was among the 25 highest paid Employees of the Employer or a Related Company as of the later of the Effective Date of the adoption of the Plan by the Employer, or the date of any amendment that substantially increased Pension benefits payable under the Plan (referred to as a "substantive amendment date") for such a Participant. The limitations set forth in this Section shall become applicable if:

          (a) The Plan is terminated within ten years after the Effective Date of the Employer's adoption of the Plan or, if applicable, within ten years after a substantive amendment date
(referred to as a "Limitation Period");

          (b) The Pension of such a Participant becomes payable within an applicable Limitation Period; or

          (c) The Pension of such a Participant becomes payable after the Limitation Period, and the full current costs of the Plan (as defined in Regulations section 1.404(a)-6) for the Limitation Period have not been funded.

If subparagraph (b) is applicable, the restrictions shall remain in effect until the expiration of the Limitation Period, and then shall cease to apply if the full current costs have been funded at such time. If subparagraph (b) or (c) is applicable, and the full current costs are not funded at the end of the Limitation Period, the restrictions shall continue to apply until the full current costs are funded for the first time.

     9.2  Restrictions:  Except as provided in Section 9.4, if a
          ------------
Participant is subject to the provisions of Section 9.1, the Pension payable to him from Employer contributions shall not exceed the Pension that can be provided from the greater of (a) or (b), as follows:

          (a)  An amount equal to the greatest of the following:

               (i) Employer contributions (or funds attributable to Employer contributions) that would have been applied to provide benefits for the Participant if the Plan had not been amended on the applicable substantive amendment date and had continued without change;

                  (ii)  $20,000; or

                 (iii) The sum of (x) the Employer contributions (or funds attributable to Employer contributions) that would have been applied to provide the Participant's Accrued Benefit under the Plan as in effect on the day before the applicable substantive amendment date, and
          (y) an amount computed by multiplying the number of years for which the current costs of the Plan have been met after either--

                    (A)  the effective date of the Employer's
               adoption of the Plan, or

                    (B)  the applicable substantive amendment
               date,
          by 20% of the first $50,000 of the Participant's average annual compensation during his last five years of employment; or

          (b) A dollar amount that is equal to the present value of the benefit guaranteed under ERISA section 4022 for the Participant, or, if the Plan has not terminated, a dollar amount that is equal to the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation.

     9.3  Restrictions on Benefits to Highly Compensated
          ----------------------------------------------
Employees:
- ---------

          (a) This Section shall apply to Plan Years beginning on or after January 1, 1994. In the event of termination of the Plan, the Pension payable to any highly compensated employee (as defined in Code section 414(q)) or highly compensated former employee (as defined in Code section 414(q)(9)) shall be limited to a Pension that is nondiscriminatory under Code section 401(a)(4) and the regulations thereunder.

          (b) Notwithstanding any other provision of the Plan to the contrary, the annual payments to a Participant in the Restricted Group (as defined below) shall not exceed an amount equal in each year to the payments that would be made to the Participant under (i) a straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other benefits (as defined in Regulations section 1.401(a)(4)-5(b)(3)(iii)) that the Participant is entitled to under the Plan (other than a social security supplement), and (ii) the amount of any social security supplement payable to the Participant under the Plan.

          (c) Subsection (b) shall not apply if any of the following requirements are satisfied:

               (i)  After payment to the Participant of all
          benefits under the Plan, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code section 412(1)(7);

              (ii) The value of the benefits payable to the Participant is less than 1% of the value of the Plan's current liabilities before the payment; or

             (iii) The value of the benefits payable to the Participant does not exceed the amount described in Code section 411(a)(11)(A).

          (d) For purposes of this Section, the term "Restricted Group" shall mean the group of highly compensated employees (as defined in Code section 414(q) and highly compensated former employees (as defined in Code section 414(q)(9)). If there are more than 25 individuals in this group, the Restricted Group shall be limited to the 25 individuals with the greatest Earnings in the current or any prior year.

     9.4  Restrictions for a Substantial Owner:  If a Participant
          ------------------------------------
is a "Substantial Owner" (as described in ERISA section
4022(b)(5)) and is subject to the provisions of Section 9.1 or
Section 9.3, the Pension payable to him from Employer contributions shall not exceed a Pension that can be provided from the greater of (a) or (b), as follows:

          (a) The amount that is determined under Section 9.2(a) or Section 9.3 above, whichever is applicable; or

          (b) A dollar amount that is equal to the present value of the maximum benefit described in ERISA section 4022(b)(3), determined without regard to any other limitations under ERISA section 4022. The amount under this subsection shall be determined as of the earlier of (i) the date the Plan terminates, or (ii) the date as of which benefit payments commence, and in accordance with regulations issued by the Pension Benefit Guaranty Corporation.

     9.5  Exceptions:  The limitation in Section 9.4 may be
          ----------
exceeded for the purpose of making current benefit payments to Participants who would otherwise be subject to such restrictions, provided that:

          (a) The contributions which may be used for any such Participant in accordance with the restrictions of this Section are applied to provide either a level amount of Pension in the normal form of benefit provided for under the Plan for the Participant, or a level amount of Pension in an optional form of benefit;

          (b) The Pension so provided is supplemented by monthly payments to the extent necessary to provide the full Pension in the normal form provided for by the Plan; and

          (c) The supplemental payments are made only if the full current costs of the Plan have been met or if the aggregate of the supplemental payments for all such retired Participants does not exceed the aggregate of the Employer contributions already made under the Plan in the current year.

     9.6  Automatic Repeal:  The limitations in Section 9.1 shall
          ----------------
automatically become inoperative and of no effect at the end of the time period determined under Section 9.1, or if sooner, upon a ruling by the Internal Revenue Service that such provisions are not required.

                            SECTION X
                            ---------

                    AMENDMENT AND TERMINATION
                    -------------------------

     10.1  Amendment:  This Plan shall be irrevocable and binding
           ---------
as to all contributions made by the Employer to the Trust, but this Plan may be amended from time to time by the Company. No amendment shall be made to the Plan that (a) would prevent the allowance as a deduction for Federal income tax purposes, and particularly under Code section 404, of any contribution made by the Employer to the Trust, (b) would take the Plan and Trust out of the scope of Code sections 401, 402 and 501(a), (c) would increase the duties of the Trustee without its consent, or (d) would eliminate an optional form of benefit in violation of Code section 411(d)(6). No part of the Trust Fund shall be diverted to or used for any purpose other than for the exclusive benefit of Participants and Beneficiaries under the Plan, except as provided in Sections 3.4 or 10.7.

     10.2  Right to Terminate:  The Company may, by resolution of
           ------------------
its Board of Directors, at any time terminate the Plan. In the event that the Company shall cease to exist, the Plan shall be terminated, unless a successor organization adopts the Plan and thereby continues participation.

     10.3  Merger:  In the event of merger or consolidation with,
           ------
or transfer of assets or liabilities to, any other plan, each Participant shall be entitled to a benefit under such other plan immediately after the merger, consolidation, or transfer that is equal to or greater than his Accrued Benefit determined under this Plan immediately before the merger, consolidation or transfer.

     10.4  Liquidation of Trust Fund:
           -------------------------

          (a) Upon termination or partial termination of the Plan, each affected Participant's Accrued Benefit shall become fully vested and nonforfeitable; provided, however, that a Participant shall not have any recourse towards satisfaction of his nonforfeitable benefits from other than the Plan assets or the Pension Benefit Guaranty Corporation.

          (b) The assets of the Trust Fund shall be liquidated by first making provision for the expenses of liquidation and second, by making payment or provision for the payment of benefits as described in Section 10.5.

          (c) In the event of a termination or partial termination of the Plan, the notice and other requirements of ERISA shall apply.

     10.5  Allocation of Trust Assets Upon Plan Termination:  The
           ------------------------------------------------
assets of the Trust Fund available for the payment of benefits as determined in Section 10.4 shall be allocated in accordance with ERISA Section 4044, to the extent the assets are available to provide benefits to Participants and their Beneficiaries.

     10.6  Manner of Distribution:  Any distribution after
           ----------------------
termination of the Plan shall be made in the form and manner provided under the Plan.

     10.7  Residual Amounts:  Upon termination of the Plan and
           ----------------
notwithstanding any other provision of the Plan, the Employer may receive such amount, if any, as may be attributable to its contributions and as may remain after the satisfaction of all liabilities of the Plan to Participants.

                            SECTION XI
                            ----------

            ADOPTION OF THE PLAN BY RELATED COMPANIES
            -----------------------------------------

     11.1  Adoption of the Plan:  A Related Company may become an
           --------------------
Employer with the approval of the Plan Administrator by adopting the Plan for its Employees. A Related Company that becomes a party to the Plan shall promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. Notwithstanding anything in the Plan to the contrary, a Related Company adopting the Plan may determine whether and to what extent periods of employment with the Related Company before the Related Company adopted the Plan shall be included as service under the Plan.

     11.2  Withdrawal:  A Related Company may withdraw from the
           ----------
Plan at any time by giving advance notice in writing of its intention to withdraw to the Plan Administrator. Upon the receipt of notice of any such withdrawal, the Plan Administrator shall certify to the Trustee the equitable share of the withdrawing Related Company in the Trust Fund, and the Trustee shall thereupon set aside from the Trust Fund such securities and other property as it shall, in its sole discretion, deem to be equal in value to the Related Company's equitable share. If the Plan is to be terminated with respect to the Related Company, the amount set aside shall be administered according to Section 10.4. If the Plan is not to be terminated with respect to the Related Company, the Trustee shall turn over the Related Company's equitable share to a trustee designated by the Related Company, and the securities and other property shall thereafter be held and invested as a separate trust of the Related Company and shall be used and applied according to the terms of a new trust agreement between the Related Company and the trustee so designated. Neither the segregation of the Trust Fund assets upon the withdrawal of a Related Company, nor the execution of a new trust agreement shall operate to permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries.

     11.3  Sale of Employer or Business Unit:  If the stock or
           ---------------------------------
assets of an Employer or a subsidiary or a business unit of an Employer are sold, the Accrued Benefits of Plan Participants who are Employees of the affected Employer, subsidiary or business unit may be transferred to a tax-qualified retirement plan of the purchaser. If such a transfer is made, an amount equal to the present value of the Accrued Benefits of the affected Plan Participants shall be transferred to a tax-qualified retirement plan of the purchaser, and the affected Plan Participants shall no longer be entitled to any benefits under this Plan. The transfer of assets shall be in full satisfaction of this Plan's obligation to provide benefits to the affected Participants and their Beneficiaries.

                           SECTION XII
                           -----------

                            TOP HEAVY
                            ---------

     12.1  Top Heavy:  If the Plan is Top Heavy for any Plan
           ---------
Year, then the provisions of this Section shall apply, notwithstanding anything in the Plan to the contrary. The Plan Administrator will determine whether the Plan is Top Heavy. The determination of Top Heavy status shall be made as follows:

          (a) The Plan and any other plan maintained by the Employer will be Top Heavy if the sum of the present value of the Accrued Benefits and the account balances of Key Employees exceeds 60% of the sum of the present value of the Accrued Benefits and the account balances of all Employees, former Employees (except for former Employees who perform no services for the Employer for the five-year period ending on the determination date) and Beneficiaries in the plans. The deter-mination whether this Plan is Top Heavy for a Plan Year shall be made as of the last day of the immediately preceding Plan Year, or in the case of the first Plan Year, the last day of such year. The determination shall be made in accordance with Code section 416(g). If the Employer and Related Companies maintain more than one plan qualified under Code section 401(a), then (i) each such plan in which a Key Employee is a participant, and (ii) each such plan that must be taken into account in order for a plan described in the preceding clause to meet the requirements of Code section 401(a)(4) or 410 shall be aggregated with this Plan to determine whether the plans, as a group, are Top Heavy. For purposes of the preceding sentence, a Plan includes a terminated plan which was maintained by the Employer within the last five years ending on the determination date and would otherwise be required to be aggregated with this Plan. The Employer and Related Companies may, in their discretion, aggregate any other qualified plans with this Plan to the extent that such aggregation is permitted by Code section 416(g). The Plan Administrator shall determine whether this Plan is Top Heavy.

          (b) A Key Employee is an Employee, former Employee, or Beneficiary who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was (i) an officer of the Employer or a Related Company whose annual Section 415 Compensation from the Employer and Related Companies exceeds 50% of the amount in effect under Code section 415(b)(1)(A) for the Plan Year, (ii) one of the ten Employees who own (or are considered as owning, within the meaning of Code section 318) at least 0.5% and the largest interests in the Employer or a Related Company and whose annual Section 415 Compensation from the Employer and Related Companies exceeds $30,000 (or the amount in effect under Code section 415(c)(1)(A) for the Plan Year), (iii) a 5% Owner, or (iv) a 1% owner of the Employer or a Related Company whose annual Section 415 Compensation exceeds $150,000. "Key Employee" shall also include the Beneficiary of a deceased Key Employee, as described above. The determination of Key Employee status shall be made in accordance with Code section 416(i), and the number of persons who are considered Key Employees shall be limited as provided under that Section. A "non-Key Employee" is an Employee or former Employee who is not a Key Employee.

     12.2  Minimum Accrued Benefit:  If the Plan is Top Heavy, a
           -----------------------
minimum Accrued Benefit will be provided for each Participant who is not a Key Employee and whose employment is not covered by a collective bargaining agreement under which retirement benefits are the subject of good faith bargaining. The minimum Accrued Benefit for each Participant will be at least equal to an annual benefit for the Participant's lifetime, commencing at his Normal Retirement Date, equal to the lesser of (a) 2% of the Participant's average Section 415 Compensation for the five consecutive Plan Years in which the Participant has the highest aggregate Section 415 Compensation, multiplied by the Participant's years of Benefit Service described below, or (b) 20% of the Participant's average Section 415 Compensation for the five consecutive Plan Years in which the Participant has the highest aggregate Section 415 Compensation. For purposes of this Section, years of Benefit Service shall mean Plan Years during which the Participant performs at least 1,000 Hours of Service; provided that years of Benefit Service shall not include years of Benefit Service in which ends a Plan Year for which this Plan is not Top Heavy. For purposes of determining Section 415 Compensation, compensation earned in Plan Years after the close of the last Plan Year in which the Plan is Top Heavy shall be disregarded and, unless the Administrator directs otherwise, compensation earned in Plan Years beginning before January 1, 1984 shall be disregarded.

     12.3  Vesting of Accrued Benefits:  If the Plan is Top
           ---------------------------
Heavy, with respect to Participants whose employment is not covered by a collective bargaining agreement under which retirement benefits are the subject of good faith bargaining, the following vesting schedule shall be substituted for the vesting schedule described in Section 4.1:

     Years of Vesting Service                Vested Percentage
     ------------------------                -----------------

       Less than 2 years                           0%
            2 years                               20%
            3 years                               40%
            4 years                               60%
        5 years or more                          100%

This change in the vesting schedule shall apply to those Participants who perform an Hour of Service on or after the first day of the first Plan Year in which the Plan is Top Heavy. If the Plan becomes Top Heavy and then ceases to be Top Heavy, all Participants who have then completed at least three years of Vesting Service (whether or not consecutive) shall be given the option of having the nonforfeitable percentage of their Accrued Benefit computed under the Top Heavy vesting schedule, and the vesting of Section 4.1 shall apply to all other Participants. However, no Participant's vested interest in his Accrued Benefit may be reduced as a result of the change in vesting.

     12.4  Benefit and Contribution Limitations:  For any Plan
           ------------------------------------
Year in which the Plan is Top Heavy, the 1.25 amount described in
Section 5.9 of this Plan shall be changed to 1.0 unless:

          (a) The sum of the present value of accrued benefits and account balances of Key Employees under all plans aggregated pursuant to Section 12.1 does not exceed 90% of the sum of the total present value of accrued benefits and account balances of all Employees, former Employees and Beneficiaries in the plans; and

          (b) The minimum benefit described in Section 12.2 is increased to the amount required by Code section 416(h).

                           SECTION XIII
                           ------------

            PROVISIONS RELATING TO FORMER PARTICIPANTS
            ------------------------------------------
               OF THE TEXAS EASTERN RETIREMENT PLAN
               ------------------------------------

     The following provisions are applicable to Participants in the Plan who were formerly participants in the Texas Eastern
Retirement Plan (the "TER Plan"). These participants are referred as "Former Texas Eastern Employees."

     13.1  Accrued Benefit:  Section 1.1 of the Plan is modified
           ---------------
to provide that a Participant's Accrued Benefit is equal to the greater of (a) the Participant's Accrued Benefit determined under the Plan or (b) the Participant's accrued benefit determined as of September 30, 1989 under the terms of the TER Plan then in effect (the "TER Plan Benefit").

     13.2  Benefit Service:  Section 1.4 of the Plan is modified
           ---------------
to provide that a Participant's Benefit Service includes his service credited for benefit accrual purposes under the TER Plan before October 1, 1989 under the terms of the TER Plan then in effect.

     13.3  Vesting Service:  Section 1.37 of the Plan is modified
           ---------------
to provide that a Participant's Vesting Service includes his service credited for purposes of vesting under the TER Plan before October 1, 1989 under the terms of the TER Plan then in effect.

     13.4  Early Retirement:
           ----------------

          (a) Section 1.9 of the Plan is modified to provide that a Participant's Early Retirement Date with respect to his TER Plan Benefit is as defined in the TER Plan then in effect.

          (b) Section 5.2 is modified by adding the following subsection (c):

          "(c) In lieu of a Early Retirement Pension provided in
     Section 5.2(a) and (b), a Participant who has a TER Plan
     Benefit shall receive an Early Retirement Pension equal to the sum of

               (1)  The Participant's TER Plan Benefit, plus

               (2)  The excess, if any, of the Participant's
          Early Retirement Pension determined under Section
          5.2(b) over the Participant's TER Plan Benefit.

          For purposes of Section 5.2(c)(2), the TER Plan Benefit shall be valued using the actuarial factors under the TER Plan and the Early Retirement Pension under Section 5.2(b) shall be valued using the actuarial factors in this Plan. The valuation shall be made on the basis of a five-year certain and life annuity. The Participant's TER Plan Benefit shall be payable in such form as the Participant shall elect in accordance with the provisions of the TER Plan as in effect on September 30, 1989 and the excess, if any, of the Participant's Early Retirement Pension under Section 5.2(c)(2) shall be payable in accordance with the provisions of this Plan."

     13.5  Normal Retirement:
           -----------------

          (a) Section 5.1 is modified by adding the following subsection (d):

          "(d) In lieu of a Normal Retirement Pension under
     Section 5.1(a) and (b), a Participant who has a TER Plan
     Benefit shall receive a Normal Retirement Pension equal to the sum of

               (1)  The Participant's TER Plan Benefit, plus

               (2)  The excess, if any, of the Participant's
          Normal Retirement Pension determined under Section
          5.1(a) over the Participant's TER Plan Benefit.

          For purposes of Section 5.1(d)(2), the TER Plan Benefit shall be valued using the actuarial factors under the TER Plan and the Normal Retirement Pension under Section 5.1(a) shall be valued using the actuarial factors in this Plan. The valuation shall be made on the basis of a five-year certain and life annuity. The Participant's TER Plan Benefit shall be payable in such form as the Participant shall elect in accordance with the provisions of the TER Plan as in effect on September 30, 1989 and the excess, if any, of the Participant's Normal Retirement Pension under Section 5.1(d)(2) shall be payable in accordance with the provisions of this Plan."

     13.6  Vested Retirement:
           -----------------

          (a) Section 5.4(b) is modified to provide that a Participant's Early Retirement Date and Normal Retirement Date with respect to TER Plan Benefit is as defined in the TER Plan then in effect.

          (b) Section 5.4 is modified by adding the following subsection (d):

          "(d) In lieu of a Vested Pension under Section 5.4(a) and (b), a Participant who has a TER Plan Benefit shall receive a Vested Pension equal to the sum of

               (1)  The Participant's TER Plan Benefit, plus

               (2)  The excess, if any, of the Participant's
          Vested Pension determined under Section 5.4(a) over the Participant's TER Plan Benefit.

          For purposes of Section 5.4(d)(2), the TER Plan Benefit shall be valued using the actuarial factors under the TER Plan and the Vested Pension under Section 5.4(a) shall be valued using the actuarial factors in this Plan. The valuation shall be made on the basis of a five-year certain and life annuity. The Participant's TER Plan Benefit shall be payable in such form as the Participant shall elect in accordance with the provisions of the TER Plan as in effect on September 30, 1989 and the excess, if any, of the Participant's Vested Pension under Section 5.1(d)(2) shall be payable in accordance with the provisions of this Plan."

     13.7  Preservation of Benefits:  To the extent that the TER
           ------------------------
Plan gave a Former Texas Eastern Employee an early retirement benefit, retirement-type subsidy or optional form of benefit that is not otherwise provided for in this Plan, such early retirement benefit, retirement-type subsidy or optional form of benefit pension shall continue to apply to the portion of the Participant's Pension that is attributable to the benefits accrued under the TER Plan as of September 30, 1989, as required by Code section 411(d)(6). Any form of death benefit payable under the TER Plan shall also continue to apply to a Participant's TER Plan Benefit. The provisions of the TER Plan shall continue to apply with respect to participant contributions made to the TER Plan. The benefits attributable to the TER Plan shall in all respects be administered in accordance with applicable law, and, to the extent required by law, in accordance with the provisions of the TER Plan in effect on September 30, 1989.




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






                           SECTION XIV
                           -----------

                          MISCELLANEOUS
                          -------------

     14.1  Indemnification:  The Plan Administrator shall
           ---------------
indemnify each member of the Plan Administrative Committee and each other Employee who is involved in the administration of the Plan against all costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against any of them alleging any act of omission or commission performed while acting in good faith in discharging their duties with respect to the Plan. Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall notify the Plan Administrator of the action. The Plan Administrator shall be entitled to participate at its own expense in the defense or to assume the defense of any action brought against any indemnified party. If the Plan Administrator elects to assume the defense of any such suit, the defense shall be conducted by counsel chosen by the Plan Administrator, and the indemnified party shall bear the fees and expenses of any additional counsel retained by him.

     14.2  Exclusive Benefit Rule:  This Plan shall be
           ----------------------
administered for the exclusive benefit of the Employees of the Employer and for the payment to Participants out of the income and principal of the Trust Fund of the benefits provided under the Plan. No part of the income or principal of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, as provided in the Plan.

     14.3  No Right to the Fund:  No person shall have any
           --------------------
interest in, or right to, any part of the assets of the Trust
Fund or any rights under the Plan, except as to the extent expressly provided in the Plan.

     14.4  Rights of the Employer:  The establishment of this
           ----------------------
Plan shall not be construed as conferring any legal or other rights upon any Employee or any other person for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

     14.5  Non-Alienation of Benefits:  No amount payable to or
           --------------------------
held under the Plan for the account of any Participant or Beneficiary of a Participant or former Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No amount payable to or held under the Plan for the account of any Participant or Beneficiary may be in any manner liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process, levy or attachment. The provisions of this Section shall not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order.

     14.6  Construction and Severability:  Except as otherwise
           -----------------------------
provided by Federal law, the provisions of this Plan shall be construed and enforced according to Maryland laws, and all of the provisions of the Plan shall be administered in accordance with the laws of the State of Maryland. For simplicity of expression, pronouns and other terms are sometimes expressed in a particular number and gender; however, where appropriate to the context, such terms shall be deemed to include each of the other numbers and the other gender. Each provision of this Plan shall be considered to be severable from all other provisions so that if any provision or any part of a provision shall be declared void, then the remaining provisions of the Plan that are not declared void shall continue to be effective.

     14.7  Delegation of Authority:  Whenever the Employer or
           -----------------------
Plan Administrator, under the terms of this Plan, is permitted or required to do or perform any act, the act may be done or performed by any officer of the Employer or Plan Administrator, and such officer shall be presumed to be duly authorized by the Board of Directors of the Employer or Plan Administrator.

     14.8  Request for Tax Ruling:  This Plan is based upon the
           ----------------------
condition precedent that it shall meet the requirements of the Code with respect to qualified employees' trusts so as to permit the Employer to deduct for Federal income tax purposes the amounts of its contributions and so that its contributions will not be taxable to the Participants as income in the year in which the contributions are made. The Employer shall apply for a determination by the Internal Revenue Service that this Plan is so qualified. If the Internal Revenue Service rules that this Plan is not so qualified, the then current value of all contributions made by the Employer before the initial determination as to qualification shall be returned to the Employer, and this Plan shall be of no further force or effect.

                          *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed the 16 day of December, 1993.



                         CROWN CENTRAL PETROLEUM CORPORATION



                         By:Henry A. Rosenberg, Jr.

                            Henry A. Rosenberg, Jr.











                                39